UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 27, 2014
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LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)
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California	1-36282	33-0361285

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4660 La Jolla Village Drive, Suite 1070, San Diego, California 92122
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (858) 207-4264
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2014, La Jolla Pharmaceutical Company (the “Company”) held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders approved and adopted an amendment to the Company’s 2013 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance thereunder. The amendment to the Plan was previously approved by the Company’s Board of Directors.

A copy of the Plan was included as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 29, 2014 (the “Proxy Statement”) in connection with the solicitation of proxies for the Annual Meeting. The terms of the Plan are hereby incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the following proposals: (i) election of six directors to serve until the Company’s 2015 Annual Meeting of Shareholders; (ii) ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; (iii) approval of an amendment to the Company’s Articles of Incorporation to reduce the authorized common stock available for issuance; (iv) approval of an amendment to the Company’s Articles of Incorporation to increase the size of the Board of Directors of the Company to a range of four to seven directors; and (v) approval of an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder.

The number of shares of common stock entitled to vote at the Annual Meeting was 9,838,298. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 8,791,703. All matters submitted to a vote of the shareholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(i) Election of Six Directors.
Director Nominee

George Tidmarsh, M.D., Ph.D.
Votes For
5,653,962

Votes Withheld
14,903

Saiid Zarrabian
Votes For
5,651,216

Votes Withheld
17,649

Laura Douglas
Votes For
5,653,266

Votes Withheld
15,599

Craig Johnson
Votes For
5,653,966

Votes Withheld
14,899

Robert Rosen
Votes For
5,653,916

Votes Withheld
14,949

Kevin Tang
Votes For
5,653,516

Votes Withheld
15,349

There were 3,122,838 broker non-votes regarding the election of directors.

(ii) Ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Shareholders ratified the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The results of the voting on this proposal were: 8,758,838 votes for, 15,767 votes against and 17,098 votes abstained. There were 3,122,838 broker non-votes regarding this proposal.

(iii) Approval of an amendment to the Company’s Articles of Incorporation to reduce the authorized common stock authorized for issuance.

Shareholders approved the amendment to the Company’s Articles of Incorporation to reduce the authorized common stock authorized for issuance.

The results of the voting on this proposal were: 5,612,635 votes for, 19,231 votes against and 36,999 votes abstained. There were 3,122,838 broker non-votes regarding this proposal.

(iv) Approval of an amendment to the Company’s Articles of Incorporation to increase the size of the Board of Directors of the Company to a range of four to seven directors.

Shareholders approved the amendment to the Company’s Articles of Incorporation to increase the size of the Board of Directors of the Company to a range of four to seven directors.

The results of the voting on this proposal were: 5,644,303 votes for, 12,982 votes against and 11,580 votes abstained. There were 3,122,838 broker non-votes regarding this proposal.

(v) Approval of an amendment to the La Jolla Pharmaceutical Company 2013 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder.

Shareholders approved an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of shares that are available for issuance.

The results of the voting on this proposal were: 7,811,143 votes for, 721,410 votes against and 259,150 votes abstained. There were 3,122,838 broker non-votes regarding this proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date:	August 29, 2014	By:	/s/ George F. Tidmarsh
		Name:	George F. Tidmarsh, M.D., Ph.D.
		Title:	President and Chief Executive Officer